[CONFORMED COPY]

                       FOURTH AMENDMENT TO
                         CREDIT AGREEMENT

     This FOURTH AMENDMENT TO CREDIT AGREEMENT, dated as of
April 25, 1994 (this "Amendatory Agreement"), among WARNACO INC. (the "Borrower"), the various financial institutions signatories hereto (the "Lenders") and THE BANK OF NOVA SCOTIA, as agent (the "Agent") for the Lenders,


                       W I T N E S S E T H:


     WHEREAS, the Borrower, the Lenders and the Agent are parties to a Credit Agreement, dated as of July 16, 1993 (as amended or otherwise modified to the date hereof, the "Existing Credit
Agreement");

     WHEREAS, the Borrower has requested that the Lenders amend the Existing Credit Agreement in certain respects; and

     WHEREAS, the Lenders have agreed, subject to the terms and conditions hereinafter set forth, to amend the Existing Credit Agreement in certain respects as provided below (the Existing Credit Agreement, as so amended by this Amendatory Agreement, being referred to as the "Credit Agreement");

     NOW, THEREFORE, in consideration of the agreements herein contained, the parties hereto agree as follows:


                              PART I
                           DEFINITIONS

     SUBPART 1.1.  Certain Definitions.  The following terms
(whether or not underscored) when used in this Amendatory
Agreement shall have the following meanings (such meanings to be equally applicable to the singular and plural form thereof):

     "Agent" is defined in the preamble.

     "Amendatory Agreement" is defined in the preamble.

     "Amendment No. 4" is defined in Subpart 3.1.

     "Borrower" is defined in the preamble.

     "Credit Agreement" is defined in the third recital.











     "Existing Credit Agreement" is defined in the first recital.

     "Fourth Amendment Effective Date" is defined in Subpart 3.1.

     "Lenders" is defined in the preamble.

     SUBPART 1.2. Other Definitions. Terms for which meanings are provided in the Existing Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used in this Amendatory Agreement with such meanings.


                             PART II
                        AMENDMENTS TO THE
                    EXISTING CREDIT AGREEMENT

     Effective on (and subject to the occurrence of) the Fourth Amendment Effective Date, the Existing Credit Agreement is hereby amended in accordance with Subparts 2.1 through 2.5; except as so amended, the Existing Credit Agreement shall continue in full force and effect.

     SUBPART 2.1. Amendments to Recitals. The third and fifth recitals of the Existing Credit Agreement are hereby amended in their entirety to read as follows:

          "WHEREAS, the Borrower desires to obtain Commitments from the Lenders pursuant to which

               (a) Loans will be made by the RL Lenders to the Borrower from time to time prior to the Loan Commitment
          Termination Date; and

               (b) documentary Letters of Credit will be issued by the Issuer for the account of the Borrower to support obligations of the Borrower and its wholly-owned Subsidiaries and under the several obligations hereunder of the Lenders to the extent of such Lender's Initial Percentage to participate in Letters of Credit from time to time prior to the Letter of Credit Commitment Termination Date;"

          "WHEREAS, the proceeds of Loans will be used to reimburse the Issuer for payments made by the Issuer under the Letters of Credit and proceeds of Letters of Credit will be used in connection with the Borrower's and its wholly-owned Subsidiaries' worldwide sourcing of merchandise;"

     SUBPART 2.2.  Amendments to Article I.  Article I of the
Existing Credit Agreement is hereby amended in accordance with Subparts 2.2.1 through 2.2.2.


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     SUBPART 2.2.1.  Section 1.1 of the Existing Credit Agreement
is hereby amended by inserting the following definitions in such
Section in the appropriate alphabetical sequence:

          "Amendment No. 4" means the Fourth Amendment, dated as of April 25, 1994, to this Agreement among the Borrower, the Lenders and the Agent.

          "Fourth Amendment Effective Date" is defined in Subpart
     3.1 of Amendment No. 4.

     SUBPART 2.2.2. Section 1.1 of the Existing Credit Agreement is hereby further amended as follows:

          (a) the definition of "Loan Commitment Amount" is hereby amended in its entirety to read as follows:

               "`Loan Commitment Amount' means $30,000,000, as such amount may be reduced by Section 2.2. Notwithstanding anything to the contrary contained in this Agreement (including Section 2.1.3), in no event shall Scotiabank be required to make any Loans if and to the extent that, after giving effect to such Loans (and any adjustments to Scotiabank's Percentage (and its resulting pro rata portion of Letter of Credit Outstandings) required pursuant to the terms of this Agreement), the aggregate outstanding principal amount of Loans made by Scotiabank together with Scotiabank's Percentage of Letter of Credit Outstandings would exceed $35,000,000 (as such amount may be modified as a result of any purchase, sale or assignment from time to time by Scotiabank of its Loans and/or Commitments)"; and

          (b) the definition of "Percentage" is hereby amended be deleting the figure "$40,000,000" appearing in clause (y) of such definition, and inserting the following in place thereof:

               "$35,000,000 (as such amount may be modified as a result of any purchase, sale or assignment from time to time by Scotiabank of its Loans and/or Commitments),"

     SUBPART 2.3.  Amendments to Article II.  Article II of the
Existing Credit Agreement is hereby amended in accordance with Subpart 2.3.1.

     SUBPART 2.3.1.  The first sentence of clause (a) of Section
2.3 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:



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          "Upon any Disbursement being made in respect of a
     Letter of Credit (whether such Letter of Credit was issued to support the obligations of the Borrower or any Subsidiary of the Borrower), the Borrower shall (unless it shall have given notice to the Agent to the contrary prior to 3:00 p.m., New York time, at least three Business Days prior to the date of such Disbursement) be deemed to have delivered to the Agent a Borrowing Request pursuant to which the Borrower shall have been deemed to irrevocably request that the RL Lenders make a LIBO Rate Loan with a three month Interest Period in a principal amount equal to the amount of the Disbursement being made."

     SUBPART 2.4.  Amendment to Article IV.  Article IV of the
Existing Credit Agreement is hereby amended in accordance with Subparts 2.4.1 through 2.4.2.

     SUBPART 2.4.1. The first sentence of Section 4.1 of the Existing Credit Agreement is hereby amended in its entirety to read as follows:

          "By delivering to the Agent and the Issuer an Issuance Request (such request being, in the Borrower's sole discretion, either delivered (by telex, teletransmission or otherwise) in accordance with the terms of the Tradexpress Agreement or in the form attached hereto as Exhibit B) on or before 3:00 p.m., New York time on the Business Day on which a Letter of Credit is to be issued, the Borrower or any wholly-owned Subsidiary of the Borrower may request, from time to time prior to the Letter of Credit Commitment Termination Date, that the Issuer issue an irrevocable sight documentary letter of credit in such form as may be requested by the Borrower or such Subsidiary and approved by the Issuer (each a "Letter of Credit"), to facilitate the Borrower's and the Borrower's Subsidiaries' worldwide sourcing of merchandise."

     SUBPART 2.4.2. Section 4.8 of the Existing Credit Agreement is hereby amended by adding the following new sentence to the end of such Section:

          "Without in any way limiting the provisions of Section 4.6, and notwithstanding anything to the contrary contained in this Agreement or in any other Loan Document, the Borrower irrevocably acknowledges and agrees that it is unconditionally liable for all
          Reimbursement Obligations with respect to each Disbursement (including fees and interest thereon) under each Letter of Credit, regardless of whether such Letter of


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          Credit was issued in respect of the sourcing
          or other corporate requirements or needs of the Borrower or any Subsidiary of the Borrower, or otherwise."

     SUBPART 2.5.  Amendment to Article XI.  Article XI of the
Existing Credit Agreement is hereby amended in accordance with Subpart 2.5.1.

     SUBPART 2.5.1.  Section 11.12 of the Existing Credit
Agreement is hereby amended in its entirety to read as follows:

                   "SECTION 11.12.  [RESERVED]"


                             PART III
                   CONDITIONS TO EFFECTIVENESS

     SUBPART 3.1.  Fourth Amendment Effective Date.  This
Amendatory Agreement (and the amendments and modifications contained herein) shall become effective, and shall thereafter be referred to as "Amendment No. 4", on the date (the "Fourth
Amendment Effective Date") when all of the conditions set forth in this Subpart 3.1 have been satisfied.

     SUBPART 3.1.1. Execution of Counterparts. The Agent shall have received counterparts of this Amendatory Agreement, duly executed and delivered on behalf of the Borrower and the Lenders.

     SUBPART 3.1.2. Delivery of Assignment Agreement. The Bank of Nova Scotia and Mitsui Nevitt Capital Corporation shall have executed and delivered an Assignment Agreement in the form attached hereto as Exhibit A.

     SUBPART 3.1.3. Acknowledgment Letter. The Agent shall have received a copy of the Acknowledgment Letter in the form attached hereto as Exhibit B, duly executed and delivered by Citicorp USA, Inc.

     SUBPART 3.1.4.  Legal Details, etc.   All documents executed
or submitted pursuant hereto shall be satisfactory in form and substance to the Agent and its counsel. The Agent and its counsel shall have received all information and such counterpart originals or such certified or other copies or such materials, as the Agent or its counsel may reasonably request, and all legal matters incident to the transactions contemplated by this Amendatory Agreement shall be satisfactory to the Agent and its counsel.








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                             PART IV
                          MISCELLANEOUS

     SUBPART 4.1.  Cross-References.  References in this
Amendatory Agreement to any Part or Subpart are, unless otherwise specified or otherwise required by the context, to such Part or Subpart of this Amendatory Agreement.

     SUBPART 4.2. Loan Document Pursuant to Existing Credit Agreement. This Amendatory Agreement is a Loan Document executed pursuant to the Existing Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Existing Credit Agreement.

     SUBPART 4.3.  Successors and Assigns.  This Amendatory
Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

     SUBPART 4.4. Counterparts. This Amendatory Agreement may be executed by the parties hereto in several counterparts, each of which when executed and delivered shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

     SUBPART 4.5.  Governing Law.  THIS AMENDATORY AGREEMENT
SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE
INTERNAL LAWS OF THE STATE OF NEW YORK.





























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     IN WITNESS WHEREOF, the parties hereto have caused this
Amendatory Agreement to be executed by their respective officers as of the day and year first above written.

                              WARNACO INC.


                              By /s/ Dariush Ashrafi
                                 Title:  Senior Vice President
                                         and Chief Financial Officer

                              THE BANK OF NOVA SCOTIA,
                                as Agent, as Issuer and as Lender


                              By /s/ Terry K. Fryett
                                 Title:  Vice President

                              MITSUI NEVITT CAPITAL CORPORATION


                              By /s/ Jerry Parisi
                                 Title:  Vice President

                              SOCIETE GENERALE, NEW YORK BRANCH


                              By /s/ Jan Wertlieb
                                 Title:  Vice President



























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                                                 EXHIBIT A
                                                 [EXECUTION COPY]



                   LENDER ASSIGNMENT AGREEMENT


To:   Warnaco Inc.
      90 Park Avenue
      New York, New York  10016
      Attn:  Chief Financial Officer

To:   The Bank of Nova Scotia,
        New York Agency
      One Liberty Plaza
      New York, New York  10006
      Attn:  Kevin Clark


                                        April 25, 1994


                           WARNACO INC.

Gentlemen and Ladies:

    We refer to clause (d) of Section 11.11.1 of the Credit Agreement, dated as of July 16, 1993 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Warnaco Inc., a Delaware corporation (the "Borrower"), the various financial institutions (the "Lenders") as are, or shall from time to time become, parties thereto, and The Bank of Nova Scotia, as agent (the "Agent") for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meaning provided in the Credit Agreement.

    This Agreement is delivered to you pursuant to clause (d) of
Section 11.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to clause (c) of Section 11.11.1 of the Credit Agreement, of the assignment and delegation to Mitsui Nevitt Capital Corporation (the "Assignee") of $5,000,000 of the Letter of Credit Commitment of The Bank of Nova Scotia (the "Assignor") under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Percentage for purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.















     Interest and fees with respect to the Letter of Credit Commitment assigned hereby that have accrued prior to the date hereof shall be payable to the Assignor; interest and fees with respect to the Letter of Credit Commitment assigned hereby that accrue after the date hereof shall be payable to the Assignee.

     The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement (and amendments thereto) and the related exhibits, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Credit Extensions thereunder. The Assignee further confirms and agrees that increasing its Letter of Credit Commitment under the Credit Agreement has and will be made without recourse to, or representation or warranty by, the Agent.

     Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Issuer

          (a)  the Assignee

               (i) shall, to the extent of its increased Letter of Credit Commitment, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof; and

               (ii) to the extent of its increased Letter of Credit Commitment, agrees to be bound by the terms and conditions set forth in the Credit Agreement and the other Loan Documents; and

          (b)  the Assignor shall be released from its
     obligations under the Credit Agreement and the other Loan
     Documents to the extent specified in the second paragraph hereof.

     The Agent hereby waives the processing fee referred to in
Section 11.11.1 of the Credit Agreement upon its delivery hereof.

     The Assignee hereby advises each of you that the administrative details as to the Assignee with respect to the assigned Letter of Credit Commitment remains the same as set forth in the Credit Agreement.












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     This Agreement may be executed by the Issuer, the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement as of the date first written above.


   Adjusted Percentage               THE BANK OF NOVA SCOTIA
   (Letter of Credit):  60%

                                     By: /s/ Terry K. Fryett
                                         Title:  Vice President



   Adjusted Percentage               MITSUI NEVITT CAPITAL
   (Letter of Credit):  30%            CORPORATION


                                     By: /s/ Jerry Parisi
                                         Title:  Vice President



   Accepted and Acknowledged:

   THE BANK OF NOVA SCOTIA,
   New York Agency, as Issuer
     and as Agent


   By: /s/ Terry K. Fryett
       Title:  Vice President




















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                                                        EXHIBIT B

                          ACKNOWLEDGMENT



   Reference is made to the Credit Agreement, dated as of July 16, 1993 (as amended or otherwise modified, the "Credit Agreement"), among Warnaco Inc., certain commercial lending institutions from time to time parties thereto and The Bank of Nova Scotia, as agent for such lending institutions. By its signature below, Citicorp USA, Inc. in its capacity as Managing Agent, Documentation Agent and Collateral Agent under the U.S. Credit Agreement (as defined in the Credit Agreement) hereby acknowledges and agrees that Section 11.12 of the Credit Agreement may be deleted in its entirety.


                                   CITICORP USA, INC., as
                                     Managing Agent,
                                     Documentation Agent and
                                     Collateral Agent


                                   By ______________________
                                      Title: